UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2013

ALICO, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	0-261	59-0906081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10070 Daniels Interstate Court, Suite 100, Fort Myers, FL 33913

(Address of Principal Executive Offices) (Zip Code)

(239) 226-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 13, 2013, Alico Inc. (“Alico”) announced that the Special Committee of its Board of Directors has engaged Deutsche Bank Securities Inc. to act as its financial advisors and Greenberg Traurig, P.A. to act as its legal counsel to assist and advise the Special Committee with respect to pursuing potential strategic and financial transaction alternatives, including merger, business combination and sale transaction involving Alico.

The Special Committee intends to work with its independent financial and legal advisors to identify and evaluate all available strategic and financial alternatives to maximize shareholder value and that are in the best interests of Alico and its shareholders. Atlanticblue has informed Alico that it intends to work cooperatively with the Special Committee with respect to this process.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated March 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

Date: March 13, 2013	By:	/s/ W. Mark Humphrey
	Name:	W. Mark Humphrey
	Title:	Senior Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated March 13, 2013

3